Exhibit 99.2

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made and entered into as of December     , 2004, by and among Appliance Recycling Centers of America, Inc., a Minnesota corporation (the “Company”), and the undersigned prospective investor (the “Investor”) who is subscribing for shares (the “Shares”) of common stock of the Company, no par value per share (the “Common Stock”).

ARTICLE I

PURCHASE AND SALE OF SHARES; CLOSING

1.1           Purchase and Sale of the Shares.

(a)           Subject to the terms and conditions of this Agreement, the Investor agrees to purchase from the Company the number of Shares indicated on the signature page hereto (the “Subscription Amount”) at a purchase price of $3.00 per Share (the “Share Price”) for an aggregate purchase price indicated on the signature page hereto (the “Aggregate Purchase Price”).  The Company reserves the right in its sole discretion to accept or reject the Subscription (as defined below) in whole or in part or to allot to the Investor less than the Subscription Amount.  The actual Subscription Amount, if any, accepted by the Company is referred to in this Agreement as the “Actual Subscription Amount”.  In the event the Actual Subscription Amount differs from the Subscription Amount, the term Aggregate Purchase Price as utilized herein shall refer to the sum derived by multiplying the Share Price by the Actual Subscription Amount.  Subject to the terms and conditions of this Agreement, the Company shall issue and sell to the Investor the number of Shares equal to the Actual Subscription Amount.

(b)           Within one (1) business day of the date of this Agreement, the Investor shall deliver the Aggregate Purchase Price by wire transfer to The American Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”), in accordance with the wire transfer instructions attached hereto as Exhibit A.

1.2           Aggregate Number of Shares Offered.  The Company has entered and intends to enter into this same form of Securities Purchase Agreement with certain other investors (the “Other Investors”) and desires to offer and sell (the “Offering”) up to 1,000,000 Shares (the “Offering Amount”); provided, that, the Offering Amount may be increased or decreased in the discretion of the Company.

1.3           Escrow Account.  All payments for Shares made by the Investor as contemplated by Section 1.1 above will be held by the Escrow Agent for the Investor’s benefit in a non-interest bearing escrow account.  The payment will be returned promptly, without interest or deduction, if the Investor’s Subscription is rejected or the Offering is terminated by the Company for any reason.

1.4           Binding Effect of this Agreement.  The Investor acknowledges and agrees that this Agreement shall be binding upon the Investor upon the submission to the Company or Lantern Investments, Inc. (the “Placement Agent”) of the Investor’s signed counterpart signature page to this Agreement (the “Subscription”); provided that, in the event the Closing

Date (as defined below) shall not have occurred on or prior to January 31, 2005 (the “Termination Date”), this Agreement shall be terminated and be of no force and effect.  The Company may terminate the Offering at any time prior to the Closing Date.  The execution of this Agreement by the Investor or solicitation of the investment contemplated hereby shall create no obligation on the part of the Company or the Placement Agent to accept any Subscription, in part or in full, or complete the Offering.  The Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the Investor, and that, except as required by law, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Investor hereunder and that if the Investor is an individual this Agreement shall survive the death or disability of the Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  The Investor also agrees that each of the Company and the Placement Agent may reduce such Investor’s Subscription with respect to the number of Shares to be purchased without any prior notice or further consent of the Investor.  If such a reduction occurs, the part of the Subscription Amount attributable to the reduction shall be promptly returned, without interest, offset or deduction.

1.5           Delivery of Shares at Closing.

(a)           The completion of the purchase and sale of the Shares (the “Closing”) shall occur, subject to the satisfaction or waiver of the conditions set forth in Section 1.6 and Section 1.7 (other than those intended to be satisfied at Closing), at the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, or such other place as the Company and the Placement Agent may agree.  The date upon which the Closing actually occurs is herein referred to as the “Closing Date.”

(b)           At the Closing, the Company shall authorize its transfer agent to issue and the transfer agent shall issue to the Investor one or more stock certificates registered in the name of the Investor, or in such name of nominee(s) designated by the Investor in writing, representing that number of Shares.

1.6           Conditions to the Company’s Obligation to Complete Purchase and Sale.  Upon acceptance of the Subscription, the Company’s obligation to issue and sell the Shares to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(a)           Payment of Aggregate Purchase Price.  The Investor shall have delivered to the Escrow Agent the Aggregate Purchase Price in accordance with Section 1.1; and

(b)           Representations and Warranties; Covenants.  The representations and warranties of the Investor set forth in Article III hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct as of such date)), and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

1.7           Conditions to the Investor’s Obligation to Complete Purchase and Sale.  The obligation of the Investor hereunder to purchase the Shares from the Company at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)           Opinion of Counsel.  Receipt by the Placement Agent on behalf of the Investors of an opinion letter of Robins, Kaplan, Miller & Ciresi L.L.P., counsel to the Company, dated the Closing Date, in substantially the form attached hereto as Exhibit B;

(b)           Representations and Warranties; Covenants.  The representations and warranties of the Company set forth in Article II hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true and correct in all material respects as of such date)), and the Company shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company on or prior to the Closing Date;

(c)           Officer’s Certificate.  The Company shall have delivered to the Placement Agent on behalf of the Investors a certificate, dated the Closing Date, duly executed on behalf of the Company by its Chief Executive Officer to the effect set forth in clause (b) above;

(d)           Secretary’s Certificate.  The Company shall have delivered to the Placement Agent on behalf of the Investors a certificate, dated the Closing Date, duly executed by its Secretary or Assistant Secretary or other appropriate officer, certifying that the attached copies of the Company’s Articles of Incorporation, by-laws and the resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect; and

(e)           No Litigation.  On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions attached hereto as Schedule A, the Company hereby represents and warrants to the Investor as follows:

2.1           Subsidiaries; Organization.  The Company has no subsidiaries (as defined by Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) except as set forth in Exhibit 21 to its Annual Report on Form 10-K for the fiscal year ended January 3, 2004 (the

“Subsidiaries”).  The Company and each of its Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization.  The Company and each of its Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

2.2           Due Authorization.  The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other party hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3           Non-Contravention.  The execution and delivery of this Agreement, the issuance and sale of the Shares to be sold by the Company under this Agreement, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of or default (with or without the giving of notice or the passage of time or both) under (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the Articles of Incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Shares to be sold pursuant to this Agreements, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

2.4           Incorporated Documents; Reporting Status.  The documents incorporated by reference in the Memorandum (as defined herein), at the time they became effective or were filed with the Securities and Exchange Commission (the “SEC”), as the case may be, complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the SEC thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Memorandum, when such documents become effective or are filed with the SEC, as the case may be and as the same may be amended or supplemented, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act, since January 1, 1999 (the “SEC Documents”).

2.5           Capitalization.  The Company has authorized and outstanding capital stock as set forth under the caption “Description of Capital Stock” in the Memorandum.  The certificates evidencing the Shares will be in due and proper legal form and have been duly authorized for issuance by the Company.  All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable.  There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Articles of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound.  The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right.  Except as disclosed in the Memorandum there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock.  The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Memorandum.  All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Memorandum.

2.6           Legal Proceedings.  Except as disclosed in the SEC Documents, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or any of its Subsidiaries, overtly threatened against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.

2.7           No Violations.  Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, by-laws, or other organizational document, or is in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole, or is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole.

2.8           Governmental Permits, Etc.  The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective business as currently conducted, except where the failure to possess such franchise, license, certificate or other authorization could not reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

2.9           Intellectual Property.  Except as set forth in the SEC Documents or in Section 2.9 of Schedule A hereto, the Company and its Subsidiaries own or possess sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how that are necessary for the conduct of their respective businesses as now conducted except where the failure to own or possess would not have a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole (the “Company Intellectual Property”).  Except as set forth in the SEC Documents or in Section 2.9 of Schedule A hereto, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any knowledge of, any infringement by the Company or its Subsidiaries of intellectual property rights of any third party that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole and (ii) neither the Company nor any of its Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as whole.

2.10         Financial Statements.  The financial statements of the Company (including all notes and schedules thereto) included in the Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information included as part of the Memorandum, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved (subject in the case of the unaudited financial information to normal recurring year-end adjustments and the absence of notes).  The summary financial data included in the Memorandum present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Memorandum and other financial information.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.11         No Material Adverse Change.  Except as set forth in the Memorandum or as publicly disclosed in the SEC Documents, press releases or in other “public disclosures” as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since October 2, 2004 there has not been (i) any material adverse change in the business, assets, financial condition or results of operation of the Company or any of its Subsidiaries, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has had a material adverse effect on the business, assets, financial condition or results of operation of the Company and its Subsidiaries taken as a whole.

2.12         Listing.  Except as specified in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice from any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board (“Trading Market”) to the effect that the Company is not in compliance with the listing or maintenance requirements thereof.  The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market, including the Eligibility Rules thereunder. The issuance and sale of the Shares does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Shares.

2.13         Internal Controls.  The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries.  The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act); the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

2.14         No Manipulation of Stock.  The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

2.15         Insurance.  The Company and each of its Subsidiaries maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

2.16         Tax Matters.  The Company and each of its Subsidiaries has timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company or any of its Subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a material adverse effect on the business, assets, financial condition or results of operation of the Company or any of its Subsidiaries taken as a whole.

2.17         Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

2.18         No Registration.  Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in Article III hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Company to the Investors as contemplated by this Agreement.

2.19         Press Releases.  The press releases disseminated by the Company during the two (2) years preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.20         Labor Relations.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

2.21         Title to Assets.  The Company and the Subsidiaries have good and marketable title to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind (“Liens”), except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the business, assets, financial condition or results of operation of the Company or any of its Subsidiaries taken as a whole.

2.22         Transactions With Affiliates and Employees.  Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.23         Environmental Laws.  (i) Each of the Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where the failure to have or be in compliance with such permit, license or approval could not reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a

Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law.  Neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the CERCLA.  In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, result in a material adverse effect on the business, assets, financial condition or results of operation of the Company or any of its Subsidiaries taken as a whole.

2.24         Solicitation; Other Issuances of Securities.  Neither the Company nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares to such Investor for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings.  Assuming the accuracy of the representations and warranties of Investors, the offer and sale of the Shares by the Company to the Investors pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

2.25         Disclosure.  None of the representations and warranties of the Company appearing in this Agreement or any information appearing in the Confidential Private Placement Memorandum, dated December 23, 2004, including all appendices thereto, delivered to the Investors in connection with the Offering (the “Memorandum”), when considered together as a whole, contains, or on the Closing Date will contain, any untrue statement of a material fact or omits, or on the Closing Date will omit, to state any material fact required to be stated herein or therein in order for the statements herein or therein, in light of the circumstances under which they were made, not to be misleading.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor represents, warrants and covenants to the Company as follows:

3.1           Securities Law Representations and Warranties.

(a)           The Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, can bear the economic risk of a total loss of its investment in the Shares and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares;

(b)           The Investor is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof;

(c)           The Investor was not organized for the specific purpose of acquiring the Shares;

(d)           The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

(e)           The Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares;

(f)            The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares; and

(g)           If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

3.2           Legends.

(a)           Investor understands that, until the end of the applicable holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Shares, any certificate representing the Shares shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company’s transfer agent shall issue the Common Stock without such legend to the holder of the Common Stock upon which it is stamped, as applicable (i) if the Common Stock has been resold or transferred pursuant to the Registration Statement contemplated by Section 5 and the Registration Statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment or transfer of the Common Stock may be made without registration under the Securities Act, or (iii) upon expiration of the applicable two-year holding period under Rule 144(k) of the Securities Act (or any successor rule); provided that the Investor is not and has not been within three months prior to such date, an “affiliate” of the Company (as such term is defined in Rule 144 of the Securities Act).  The Company shall not require such opinion of counsel for the sale of the Shares in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

(b)           The Investor understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule), (i) each reference in Sections 3.2(a) and (b) of this Agreement to “two years” or the “two-year period” shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Shares shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

3.3           Authorization; Enforcement; Validity.  The Investor has full right, power, authority and capacity (corporate, statutory or otherwise) to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.4           Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the Offering until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending on the public announcement of the Offering he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) the Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act.  Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

3.5           No Sale of Securities. The Investor hereby covenants with the Company not to make any sale of the Shares without (i) complying with the provisions of this Agreement, including Section 5.3 hereof and (ii) satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 5.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

3.6           Investor Suitability Questionnaire.  The information contained in the Investor Suitability Questionnaire in the form attached as Exhibit C delivered by the Investor in connection with this Agreement is complete and accurate in all material respects.

3.7           Registration Questionnaire.  The Investor has completed or caused to be completed the Registration Questionnaire attached hereto as Exhibit D for use in preparation of the Registration Statement and the answers to the Questionnaire and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.

3.8           No Advice.  The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

3.9           No General Solicitation.  The Investor represents that (i) the Investor was contacted regarding the sale of the Shares by the Placement Agent (or an authorized agent or representative thereof) with whom the Investor had a prior substantial pre-existing relationship and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Investor did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

3.10         NASD Compliance.  The Investor acknowledges that if it is a Registered Representative (as defined by the NASD) of a National Association of Securities Dealers (“NASD”) member firm, the Investor must give such firm notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

3.11         Placement Agent Fees.  The Investor acknowledges that (i) the Company has engaged, consented to and authorized the Placement Agent in connection with the transactions contemplated by this Agreement, (ii) the Company shall pay the Placement Agent a commission and reimburse the Placement Agent’s expenses and the Company shall indemnify and hold harmless the Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder and (iii) registered representatives of the Placement Agent and/or its designees (including, without limitation, registered representatives of the Placement Agent and/or its designees who may participate in the Offering and sale of the securities sold in the Offering) may be paid a portion of the commissions paid to the Placement Agent.

ARTICLE IV

COVENANTS

4.1           Form D; Blue Sky Laws.  The Company agrees to file one or more Forms D with respect to the Shares on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D and to comply with federal securities and state “blue sky” or securities laws.

4.2           Certain Future Financings and Related Actions. Except for the grant or exercise of options under the Company’s stock option plans or the exercise of outstanding warrants, for a period of 60 days after the effectiveness of the Registration Statement, the Company shall not without the prior consent of the Placement Agent offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock.

4.3           Securities Laws Disclosure; Publicity. By 8:30 a.m. (New York time) on the Closing Date, the Company shall issue a press release reasonably acceptable to the Investors disclosing the transactions contemplated hereby and file a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby.  In addition, the Company will make such other filings and notices in the manner and time required by the SEC and the Trading Market on which the Common Stock is listed.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

4.4           Indemnification of Investors. In addition to the indemnity provided in Article V, the Company will indemnify and hold the Investors and the Placement Agent and their respective directors, officers, shareholders, partners, employees and agents (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in this Agreement.  In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.5           Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.6           Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder to continue the opening of new retail stores in existing markets and for general corporate purposes.

ARTICLE V

REGISTRATION OF SHARES; COMPLIANCE WITH THE SECURITIES ACT

5.1           Registration Procedures and Expenses.  The Company shall:

(a)           subject to receipt of necessary information from the Investors, including the Registration Statement Questionnaire, file with the SEC, within 60 days after the Closing Date, a registration statement (the “Registration Statement”) on Form S-2 to enable the resale of the Shares by the Investors on a delayed or continuous basis under Rule 415 of the Securities Act.

(b)           use best efforts, subject to receipt of necessary information from the Investors, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 120 days of the Closing Date;

(c)           use best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 5.4 below)

used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) ending, with respect to the Shares, on the earliest of (i) the date on which all Shares then held by the Investor may be sold or transferred in compliance with Rule 144 under the Securities Act, (ii) the date on which all Shares then held by the Investor may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144 of the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, or (iii) such time as all Shares held by the Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(d)           promptly furnish to the Investor with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor;

(e)           promptly take such action as may be necessary to qualify, or obtain, an exemption for the Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Shares in states specified in writing by the Investor;  provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f)            bear all expenses in connection with the procedures in paragraphs (a) through (e) and (g) of this Section 5.1 and the registration of the Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Shares and Prospectuses); (iv) all application and filing fees in connection with listing the Shares on any Trading Market, if applicable; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Investor shall be responsible for paying the underwriting commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Investor’s Shares.  The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

(g)           advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Shares under state securities or “blue sky” laws; and it will promptly use its reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

5.2           Delay in Effectiveness of Registration Statement.  The Company further agrees that (i) unless the failure to file is primarily due to the fault of the Investor or one or more of the Other Investors, in the event the Registration Statement has not been filed with the SEC within 60 days after the Closing Date, the Company shall pay to the Investor liquidated damages in the amount of 1.5% of the Aggregate Purchase Price of the Shares purchased by the Investor pursuant to this Agreement, and an additional 1.5% of the Aggregate Purchase Price of the Shares purchased by the Investor for each 30-day period thereafter that the Registration Statement has not been filed with the SEC; and (ii) unless the failure to become effective is primarily due to the fault of the Investor or one or more of the Other Investors, the Company shall pay to the Investor liquidated damages in the amount of 1.5% of the Aggregate Purchase Price of the Shares purchased by the Investor pursuant to this Agreement in the event the Registration Statement has not been declared effective by the SEC within 120 days after the Closing Date and an additional liquidated damages payment of 1.5% of the Aggregate Purchase Price of the Shares purchased by the Investor pursuant to this Agreement for each 30-day period thereafter until the Registration Statement has been declared effective; although in no event shall the aggregate penalty in any 30-day period exceed 1.5% of the Aggregate Purchase Price of the Shares purchased by the Investor. The Company shall deliver the cash payments described in clauses (i) and (ii) to the Investor by the fifth business day after the occurrence of the event described in (i) or (ii), as applicable.  Notwithstanding anything to the contrary in Section 5.2 or any other provision of this Agreement, payment of cash as provided in this Section 5.2 shall be the Investor’s sole and exclusive remedy in the event of the occurrence of an event described in (i) or (ii).

5.3           Transfer of Shares; Suspension.

(a)           The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 5.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)           Except in the event that paragraph (c) below applies, the Company shall use best efforts to, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 5.3(b)(i); and (iii) inform the Investor that the Company has complied with its obligations in Section 5.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 5.3(b)(iii) hereof when the amendment has become effective).

(c)           Subject to paragraph (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used.  In the event of any Suspension, the Company will use its commercially reasonable efforts, consistent with the best interests of the Company and its stockholders, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d)           Notwithstanding the foregoing paragraphs of this Section 5.3, the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 60 days each in any twelve-month period.

(e)           In the event of a sale of Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit E, so that the Shares may be properly transferred.

5.4           Indemnification.  For the purpose of this Section 5.4, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a)           Indemnification by the Company.  The Company agrees to indemnify, defend and hold harmless the Investor, the Placement Agent, each Investor Party and each person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Investor or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto, (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or (iii) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement, and will reimburse the Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Investor or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting resale of Shares, or (iii) the inaccuracy of any representations made by the Investor in this Agreement or (iv) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

(b)           Indemnification by the Investor.  The Investor will indemnify, defend and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or each controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Investor to comply with the covenants and agreements contained in Sections 3.5 or 5.3 of this Agreement respecting the sale of the Shares or (ii) the inaccuracy of any representation or warranty made by the Investor in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein; provided, however, that the Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Investor has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred,  and the Investor will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or each controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 5.4(b).

(c)           Indemnification Procedure.

(i)            Promptly after receipt by an indemnified party under this Section 5.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the obligations to indemnify contained in this Section 5.4 to the extent it is not prejudiced as a result of such failure.

(ii)           In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 5.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1)           the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party (such approval not to be unreasonably withheld) representing all of the indemnified parties who are parties to such action), or

(2)           the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.  Notwithstanding the provisions of this Section 5.4, the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Shares, unless such obligation has resulted from the gross negligence or willful misconduct of the Investor.

(d)           Contribution.  If a claim for indemnification under this Section 5.4 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 5.4, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 5.4, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Shares by the Investor exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

5.5           Termination of Conditions and Obligations.  The restrictions imposed by Article 3 or Article 5 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the termination of the Registration Period with respect to such Shares.

5.6           Rule 144.  During the Registration Period, the Company shall use best efforts to:

(a)           comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

(b)           file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

ARTICLE VI

6.1           Notices.  Except as specifically permitted by Section 5.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt, and shall be delivered as addressed as follows:

if to the Company, to:

Mr. Edward R. (Jack) Cameron

Chief Executive Officer

Appliance Recycling Centers of America, Inc.

7400 Excelsior Blvd.

Minneapolis, Minnesota 55426

(fax) (952) 930-1800

with a copy to:

Eric O. Madson, Esquire

Robins, Kaplan, Miller & Ciresi L.L.P.

2800 LaSalle Plaza, 800 LaSalle Avenue

Minneapolis, Minnesota 55402

(fax) (612) 339-4181

if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

6.2           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

6.3           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

6.4           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.5           Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the full execution and delivery of this Agreement.

6.6           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

6.7           Entire Agreement.  This Agreement and the documents referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement supersedes all prior agreements and understandings.

6.8           Finders Fees. Neither the Company nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Company to the Placement Agent.

6.9           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

6.10         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto.  With respect to transfers that are not made pursuant to the Registration Statement (or Rule 144 but are otherwise made in accordance with all applicable laws and the terms of this Agreement), the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor’s Shares who is a Permitted Transferee (as defined below); provided, however, that no later than two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Shares transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee was the Investor.  (For purposes of this Agreement, a “Permitted Transferee” shall mean any Person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act, (b) receives the Shares in a transaction which is in compliance with the Federal and applicable State securities law, and (c) is a transferee of at least 25,000 shares of Common Stock).  Upon any transfer permitted by this Section 6.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.

6.11         Expenses.  Each of the Company and the Investors shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

6.12         Exculpation.  Each party to this Agreement acknowledges that Mintz Levin Cohn Ferris Glovsky & Popeo, P.C. represented the Placement Agent in the Offering contemplated by this Agreement and has not represented either the Company or the Investor or any other investor who purchases Shares in the Offering pursuant to a Securities Purchase Agreement in substantially the form hereof.

6.13         Third Party Rights.  Except as explicitly set forth in this Agreement, nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

6.14         No Waiver.  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.15         Further Assurances.  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

By:
Edward R. (Jack) Cameron
Chief Executive Officer

Amount of Subscription
Accepted $

[Signatures of Investor on Following Page]

INVESTOR

(print full legal name of Investor)

By:
(signature of authorized representative)

Name:
Its:
Address:

Telephone:
Email:

Tax I.D. or SSN:

Address where Shares should be sent (if different
from above)

NUMBER OF SHARES SUBSCRIBED FOR:

AGGREGATE PURCHASE PRICE:

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Rule 3040 of the NASD Conduct Rules.

Name of NASD Member

By:
Name:
Title:

[signature page to Securities Purchase Agreement]